Corindus Vascular Robotics, Inc. S-1/A

 Exhibit 10.31

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4500570796

PHILIPS

Purchase order

Best Netherlands 11/18/2014 Page: 1

PHILIPS MEDICAL SYSTEMS

Order to 9101373 Corindus Vascular Robotics 11 Erie Dr. 01760 NATICK USA	Document number: 4500570796 Dated: 11/18/2014 Dealt with by: Jolanda Slegers Telephone no: +31 6 29259801 Facsimile/Building,Room:
Ship to: [***] [***] [***] [***] [***]	Invoice to: 804787 Vat NL009076840B01 Philips Medical Systems NL BV PO Box 80019 5600 JZ EINDHOVEN Netherlands **For queries check: www.philips.com/portal**
Shipping instructions: Vendor fax: + 1 (508) 653-3355 **Pay attention to the fact that the printed delivery date is the arrival date at the Philips Warehouse**	ORDER REFERENCE CODE 4500570796 To be quoted on ALL documents and packages pertaining to this order. Terms of delivery: FOB DESTINATION
Price conditions: EXCL. V.A.T. INCL. PACKING UNLESS AGREED OTHERWISE	Terms of payment: P124 Payment within 60 days after end invoicing month

Item	Classification	Description Our article no. (12 NC)	Quantity	Unit	Currency	Price per PC	Total amount

This order is subject to your cooperation in informing Philips whether or not this product is US controlled and/or controlled under the export laws of your country.
If controlled please indicate the classification number (ECCN).

A Separate document "Vendor Order Package (VOP)" must be enclosed with this purchase order referencing to the same order number. If you did not receive the required VOP document together with the receipt of this order, please contact your Philips Buyer. With your confirmation of this purchase order, you have acknowledged to process the order based on the documents listed in the VOP document.

We require an order acknowledgement for this order within 2 working days , unless agreed otherwise!
To meet customer requirements, please use in addition to the Purchase Order reference also the Philips invoice to Funloc reference number above on your transport documents enclosed with shipped products.

CN

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Continuation sheet 4500570796

PHILIPS

Purchase order

Best
Netherlands 11/18/2014 Page: 2

PHILIPS MEDICAL SYSTEMS

Order to 9101373
Corindus
Vascular Robotics
11 Erie Dr.
01760 NATICK
USA

Document number: 4500570796
Dated: 11/18/2014
Dealt with by: Jolanda Slegers
Telephone no: +31 6 29259801
Facsimile/Building,Room:

Ship to:
[***]
[***]

[***]
[***]

Invoice to: 804787 Vat NL009076840B01
Philips Medical Systems NL BV
PO Box 80019
5600 JZ EINDHOVEN
Netherlands
For queries check: www.philips.com/portal

Item	Classification	Description / Our article no. (12 NC)	Quantity	Unit	Currency	Price per PC	Total amount
1		Corindus CorPath 200 system 7223-62	1	PC	USD	[***]	[***]

Customer order at Philips Healthcare: 473298
Commercial SSD PO number: 4508103628

Item with the following configuration and price calculation

Feature	Description	Option	Description	Price Ind	Price
FMS0000	Version	002	002		
FCV0594	Country of destination	NCVB843	United States of America	N	
FCV0652	Specify lab of CorPath install	NCVC028	Philips lab	N	
FCV0649	Corindus CorPath 200 System.	1.000		Y	
FCV0653	SPECIFY LAB OF CORPATH INSTALL	PHILIPS-GE-SIEMENS	PHILIPS-GE-SIEMENS		

Delivery date: Day 01/23/2015

All transactions for the purchase of goods and/or services by any Philips company for the Philips Healthcare sector are subject to the Philips General Conditions of Purchase, for BOM Purchases and all other purchases as in effect on the date of our order. The Philips General Conditions of Purchase are subject to change from time to time and can be found and reviewed on the following web page: http://www.philips.com/about/company/businesses/suppliers/generalconditionsofpurchase/index.page

EU-country based Philips companies refer to additional clauses printed on the backside of the first page.

Commercial register Eindhoven no. 17060498

Best, 11/18/2014
Philips Medical Systems NL BV

Tot. net val. USD [***]
excl. tax

Document is electronically signed.

The enclosed information of order to be sent by return of post to the Purchasing Dept.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.